Exhibit 99.1

                              LETTER OF TRANSMITTAL

                           THE MANITOWOC COMPANY, INC.

                                Offer to Exchange
           All Outstanding 10 3/8% Senior Subordinated Notes due 2011
                 For 10 3/8% Senior Subordinated Notes due 2011
           Which Have Been Registered Under the Securities Act of 1933
                Pursuant to the Prospectus dated __________, 2001

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       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
            ________, 2001, UNLESS EXTENDED (THE "EXPIRATION DATE").
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                  The Exchange Agent for the Exchange Offer is:

                              The Bank of New York

             By Registered Mail, Hand Delivery or Overnight Carrier:
                              The Bank of New York
                               Lower Ground Floor
                                30 Cannon Street
                                     London
                                    EC4M 6XH
                              Attn: Julie McCarthy

                             For Information, Call:
                            011 44 (207) 964-6513 or
                              011 44 (207) 964-7235

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                            011 44 (207) 964-6369 or
                              011 44 (207) 964-7294

                              Confirm by Telephone:
                              011 44 (207) 964-7235

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated ___________, 2001 (the "Prospectus"), of The Manitowoc Company, Inc., a Wisconsin corporation (the "Company"), and the subsidiaries of the Company named therein, and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 10 3/8% Senior Subordinated Notes due 2011 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding unregistered 10 3/8% Senior Subordinated Notes due 2011 (the "Old Notes").

     For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accrued from the most recent date to which interest has been paid. However, if that record date occurs prior to completion of the Exchange Offer, then the interest payable on the first interest payment date following the completion of the Exchange Offer will be paid to the registered Holders of the Old Notes on that record date. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer and will be cancelled. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a Holder of Old Notes either if (i) certificates are to be forwarded herewith or (ii) tenders are to be made by book-entry transfer to the account maintained by The Bank of New York (the "Exchange Agent"), at Euroclear or Clearstream Banking, societe anonyme, Luxembourg (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a book-entry transfer (a "Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and the Company may enforce this Letter against such participant.

     As used in this Letter, the term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the holder of Old Notes. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, then the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

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                        DESCRIPTION OF OLD NOTES TENDERED
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Name(s) and Address(es) of                      Aggregate
 Registered Holder(s)          Certificate   Principal Amount   Principal Amount
Please fill in, if blank)      Number(s)*    of Old Note(s)        Tendered**
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                                 Total
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*    Do not complete if Old Notes are being tendered by book-entry transfer.
** A holder will be deemed to have tendered ALL Old Notes unless a lesser amount is specified in this column. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of E1,000 and any integral multiples thereof. See Instruction 1.

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ____________________________________________
     Euroclear or Clearstream Account Number___________________
     Transaction Code Number____________________

|_|  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________
     Address:___________________________________________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated on page 3 of this Letter. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that: (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (ii) neither the Holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and (iii) neither the Holder of such Old Notes or any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, then the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If any Holder is an affiliate of the Company, or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, then such Holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) is not entitled and will not be permitted to tender Old Notes in the Exchange Offer and
(iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, then it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Conditions to the Exchange Offer" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered."

         The undersigned, by completing the box entitled "Description of Old Notes Tendered" above and signing this Letter, will be deemed to have tendered the Old Notes as set forth in such box above.


------------------------------------------------------------    ----------------------------------------------------------
               SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
                (See Instructions 3 and 4)                                     (See Instructions 3 and 4)

         To be  completed  ONLY if Old Notes not  exchanged              To be completed  ONLY if Old Notes not exchanged
and/or  New Notes  are to be issued in the name of  someone     and/or  New Notes are to be sent to  someone  other  than
other than the  undersigned,  or if Old Notes  delivered by     the  undersigned,  or to the  undersigned  at an  address
book-entry  transfer  which are not  accepted  for exchange     other than shown in the box entitled  "Description of Old
are to be  returned by credit to an account  maintained  at     Notes Tendered" on this Letter.
the  Book-Entry  Transfer  Facility  other than the account
indicated above.                                                Mail:        |_|  New Notes
                                                                             |_|  Old Notes
Issue:       |_|  New Notes
             |_|  Old Notes                                     Name(s) --------------------------------------------------
                                                                                    (Please Type or Print)
Name(s)                                                                 --------------------------------------------------
             -----------------------------------------
                    (Please Type or Print)
                                                                Address --------------------------------------------------
             -----------------------------------------                  --------------------------------------------------

Address      -----------------------------------------
             -----------------------------------------

Taxpayer Identification or Social Security No.
---------------------------------------------------

|_| Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer
         Facility account set forth below.

-------------------------------------------------------
(Book-Entry Transfer Facility Account Number,
if applicable)

------------------------------------------------------------    ----------------------------------------------------------

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                     ALL TENDERING HOLDERS PLEASE SIGN HERE
                    (Complete Substitute Form W-9 on page 8)

x                                                                      , 2001
   ----------------------------------       ---------------------------
                                                      Date
x                                                                      , 2001
   ----------------------------------       ---------------------------
                                                      Date

Area Code and Telephone Number ________________________________________________

         This Letter must be signed by the registered holder(s) or Book-Entry Transfer Facility participant(s) exactly as the name(s) appear(s) on the Old Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, then please provide the following information. See Instruction 3.

Name(s):_______________________________________________________________________
                             (Please Type or Print)

Capacity (full title):_________________________________________________________

Address:_______________________________________________________________________
_______________________________________________________________________________

Taxpayer Identification or Social Security No.:________________________________

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                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed
By an Eligible Institution:____________________________________________________
                                         (Authorized Signature)

Name and Title:________________________________________________________________

Name of Firm:__________________________________________________________________

Dated:  ________________, 2001

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IMPORTANT: This Letter (or a facsimile hereof), together with the certificates for Old Notes or a Book-Entry Confirmation and all other required documents, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)
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                       PAYOR'S NAME: The Bank of New York
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SUBSTITUTE                     Part 1 - PLEASE PROVIDE   Social security number
Form W-9                       YOUR TAXPAYER             _____________________
                               IDENTIFICATION NUMBER     OR
                               IN THE BOX AT RIGHT       Employer Identification
                               AND CERTIFY BY SIGNING
                               AND DATING BELOW.         ______________________
                               If Old Notes are held
                               in more than one
                               Employer Identification
                               number name, see the
                               Guidelines for Certification
                               of Taxpayer Identification
                               Number on Substitute W-9 to
                               determine which number
                               you must provide.

                               -------------------------------------------------
Department of the Treasury     Part 2 - FOR PAYEES EXEMPT FROM BACK WITHHOLDING
Internal Revenue Service       (See the Guidelines for Certification of Taxpayer
                               Identification Number on Substitute Form W-9).

                               -------------------------------------------------
PAYOR'S REQUEST FOR            Part 3 - CERTIFICATION:  UNDER THE PENALTIES OF
TAXPAYER                       PERJURY, I CERTIFY THAT:
IDENTIFICATION
NUMBER AND                     (1) the number shown on this form is my
CERTIFICATION                      correct taxpayer identification number (or
                                   I am waiting for a number to be issued
                                   to me);

                               (2) I am not subject to backup withholding either
                                   because: (a) I am exempt from backup
                                   withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                               (3) I am a U.S. Person (including a resident
                                   alien).

                               The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                               SIGNATURE _____________________________
                               PRINTED NAME___________________________
                               DATE_____________________

                               You must cross out item (2) of the above
                               certification if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest and dividends on your tax return.
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        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A
                        TAXPAYER IDENTIFICATION NUMBER.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature____________________________________            Date__________________
-------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1.       Delivery of this Letter and Old Notes.

         This Letter is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Old Notes tendered hereby must be in denominations of principal amount of E1,000 and any integral multiples thereof.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Rather than mail these items, we recommend that Holders use an overnight or hand delivery service, sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to Holders who tender by book-entry transfer).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, then the tendering Holder(s) should fill in the aggregate principal amount of the Old Notes to be tendered in the box above entitled "Description of Old Notes Tendered--Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

         If this Letter is signed by the registered Holder of the Old Notes tendered hereby, then the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If this Letter is signed by a Book-Entry Transfer Facility participant, then the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

         If any tendered Old Notes are owned of record by two or more joint owners, then all of such owners must sign this Letter.

         If any tendered Old Notes are registered in different names, then it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Old Notes.

         When this Letter is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of the tendered Old Notes or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required. Signatures on the Old Notes or bond power must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered Holder(s) of any Old Notes specified herein, then such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Notes (or security position listing) and signatures on the Old Notes or bond power must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, then such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution").

         Signatures on this Letter need not be guaranteed by an Eligible Institution if the Old Notes are tendered: (i) by a registered Holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the Owner of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.       Special Issuance and Delivery Instructions.

         Tendering Holders of Old Notes should indicate in the applicable box on page 6 of this Letter the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, then such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       Taxpayer Identification Number.

         Federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on the substitute Form W-9 on page 8 of this Letter, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, then such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering Holder of New Notes. If withholding results in an overpayment of taxes, then a refund may be obtained.

         Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the form to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 on page 8 of this Letter, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, then such Holder should consult the W-9 Guidelines for information on which TIN to report. Failure to provide the information on the form may subject the Holder to 31% federal income tax backup withholding on all reportable payments tot he Holder. If such Holder does not have a TIN, then such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, apply for a TIN and write "applied for" in lieu of its TIN in Part 1 of the Substitute Form W-9. Writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If "applied for" is written in Part 1 of the Substitute Form W-9 and the Exchange Agent is not provided with a TIN within 60 days, then the Exchange Agent will withhold 31% of all reportable payments to the Holder thereafter until a TIN is provided to the Exchange Agent.

6.       Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, then the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

8.       Mutilated, Lost, Stolen or Destroyed Old Notes.

         Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9.       Withdrawal Rights.

         Tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address on page 1 of this Letter prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility.

         All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

10.      Irregularities.

         The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including this Letter and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

11.      Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated on page 1 of this Letter.

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